UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Empery Digital Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

From time to time, Empery Digital Inc. may disseminate the following messages across various social media and advertising platforms.

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Empery Digital
@EMPD_BTC

Know who's asking for your vote. A Delaware Chancery judge sanctioned ATG's principal for destroying evidence and concluded he was dishonest. Then ATG recruited nominees with no relevant experience and told them they wouldn't have to do much. Vote now.

EMPERY
DIGITAL
ATG SANCTIONED FOR DESTROYING EVIDENCE
by the Delaware Court of Chancery

Learn More E THE WHITE CARD, NOT ATG

From protectempery.com

2:54 PM · Sep 29, 2026

3

Empery Digital
@EMPD_BTC

AI needs reliable, scalable power. Empery Digital is building it with Hunt Properties: up to ~$2B in expected lease payments from a global AI hardware leader, plus a stake in a ~1GW West Texas buildout. Vote the WHITE card to protect the strategy.

EMPERY
DIGITAL
PROTECT EMPERY'S AI STRATEGY
~$2B
expected lease payments
5 GW+
power capacity potential at West Texas data center campus
Cash flow
expected by early 2027
VOTE THE WHITE PROXY CARD
Learn More

From protectempery.com

2:54 PM · Sep 29, 2026

4

Empery Digital
@EMPD_BTC

Empery Digital stockholders: your vote matters. Our board is executing an AI infrastructure strategy built to deliver long-term value. Protect it. Vote FOR Empery's nominees on the WHITE proxy card before the Oct. 14 Annual Meeting.

EMPERY
DIGITAL
VOTE FOR EMPERY'S 9 NOMINEES AND WITHHOLD ON ATG'S NOMINEES
✓ WHITE PROXY CARD
EMPERY DIGITAL INC.
Rohan Chauhan
Jonathan Foster
Matthew Homer
John Kim
Ryan Lane
Örn Ólason
Ian Read
E. Taylor Robertson
Adrian Solgaard
Sample for illustration, not an actual proxy card
ANNUAL MEETING: OCTOBER 14
Learn More

From protectempery.com

2:54 PM · Sep 29, 2026

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